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                                                                    EXHIBIT 10.3


                              AMENDED AND RESTATED
                            SUBORDINATION AGREEMENT

                 THIS AMENDED AND RESTATED SUBORDINATION AGREEMENT (this "AGREEMENT") is made effective as of the 19th day of June, 1998, by and among FWA DRILLING COMPANY, INC. ("FWA"), INTERNATIONAL PETROLEUM SERVICE COMPANY ("IPSCO"), TRIAD DRILLING COMPANY ("TRIAD"), UNIVERSAL WELL SERVICES, INC. ("UNIVERSAL"), USC, INCORPORATED, ("USC"), UTI ENERGY CORP. ("UTI"), UTICO, INC. ("UTICO"), PANTHER DRILLING, INC. FORMERLY KNOWN AS VIERSEN & COCHRAN DRILLING COMPANY ("PANTHER") J.S.M. & ASSOCIATES, INC. ("JSM") AND PETERSON DRILLING COMPANY ("PETERSON") AND MELLON BANK, N.A. ("BANK"). FWA, IPSCO, Triad, Universal, USC, Panther and Peterson are hereinafter sometimes collectively referred to as the "BORROWERS" and individually as a "BORROWER". UTI and UTICO are hereinafter sometimes collectively referred to as the "GUARANTORS" and individually as a "GUARANTOR". The Borrowers and the Guarantors are hereinafter sometimes collectively referred to as the "OBLIGORS" and individually as an "OBLIGOR".

                                   BACKGROUND

A. Each Obligor is or may become indebted to another Obligor. Each Obligor is interested in the welfare of the other Obligors and will benefit if Bank extends or maintains credit to Borrowers.

B. Borrowers have requested that Bank extend and maintain credit to Borrowers. Bank is willing to do so provided this Agreement is executed.

C. Obligors and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated April 11, 1997, as amended (the "PRIOR LOAN AGREEMENT").

D. Obligors and Bank are parties to that certain Amended and Restated Loan and Security Agreement of even date herewith (the "LOAN AGREEMENT"). The Prior Loan Agreement and the Loan Agreement may hereinafter be collectively referred to as the "Loan Agreements".

                 NOW, THEREFORE, the parties hereto, as an inducement for Bank to extend and maintain credit to Borrowers, and with the understanding that Bank is relying upon the provisions of this Agreement and intending to be legally bound hereby, agree as follows:

                 1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings set forth therefor in the Loan Agreement. The following words and phrases as used in capitalized form in this Agreement, whether in singular or plural, shall have the meanings indicated:
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                 1.1      "SENIOR DEBT" shall mean all liabilities and
                          obligations of any nature, whether primary, secondary, absolute, contingent, sole, joint, several or joint and several, and all interest thereon and all fees, costs and expenses (including attorney's fees and legal expenses) related thereto, now or at any time or times hereafter existing, contracted or incurred, of or by any Obligor to Bank, including without limitation, the obligations of Obligors with respect to that certain $30,000,000 line of credit from Bank to Borrowers and all other sums payable under the Loan Agreement as it may be amended, modified or supplemented and all Loan Documents as defined therein and all other sums payable under the Loan Agreement as it may be amended, modified or supplemented and all Loan Documents as defined therein, and all increases, decreases, extensions, amendments, replacements and renewals of any of such liabilities and obligations. Without limiting the foregoing, Bank shall have the option to make advances and provide financing in the future to any Obligor or to a receiver, trustee or other fiduciary appointed by a court in any insolvency or court proceeding for any Obligor or to any Obligor as a debtor-in-possession. Obligors consent to the financing of any Obligor or such fiduciary or debtor-in-possession after any such insolvency or court proceeding and agree that such financing shall be included within the Senior Debt and the subordination and other restrictions and provisions of this Agreement shall be applicable thereto.

                 1.2 "SUBORDINATED DEBT" shall mean all liabilities and obligations of any nature, whether primary, secondary, absolute, contingent, sole, joint, several or joint and several, and all interest thereon and all fees, costs and expenses (including attorney's fees and legal expenses) related thereto, now or at any time or times hereafter existing, contracted or incurred, of any one Obligor to another Obligor.

                 2.       SUBORDINATION.

                 2.1 Each Obligor subordinates all Subordinated Debt and all claims and demands arising therefrom to all the Senior Debt. Each Obligor agrees that all of the Senior Debt shall be paid before such Obligor shall be paid anything (of any kind or character) on account of the principal of or interest on any Subordinated Debt or any other sums payable in connection therewith. Until all of the Senior Debt is paid, performed and complied with in full and this Agreement is terminated, no Obligor will make, demand or accept, either directly or indirectly, payment (of any kind or character) of all or any part of the Subordinated Debt without the prior written consent of Bank. The Senior Debt shall not be deemed to have been paid, performed or complied with in full unless the Bank has unconditionally and irrevocably received payment of the Senior Debt and this Agreement has been terminated.





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                 2.2      Notwithstanding the foregoing, Obligors may make
                          payments on the Subordinated Debt, provided that, (a) no Event of Default, or event which, with the giving of notice, passage of time or both, would constitute an Event of Default with respect to the Senior Debt or any documents executed in connection therewith, has occurred; and (b) such payment would not result in such an Event of Default.

                 2.3 The right of Bank to enforce the subordination provisions and any other provisions hereof shall not in any way be prejudiced or impaired by any act or failure to act on the part of Bank or Obligors, or by any noncompliance by Obligors with the terms, provisions and covenants of this Agreement.

                 3.       IN FURTHERANCE OF SUBORDINATION.

                 3.1 Each Obligor assigns to Bank its interest in all Subordinated Debt and all security and guaranties therefor as security for the payment of the Senior Debt. Bank will be under no duty to take any action with respect to the preservation of rights in any such collateral or guaranties or against any parties thereto or any other person, or to make any demand or give any notice, or to take any other action with respect thereto other than to exercise reasonable care in the physical custody thereof.

                 3.2 Upon any distribution of any of the assets of any Obligor, any guarantor of any of the Subordinated Debt or any collateral securing the Subordinated Debt, upon or in connection with any dissolution, winding up, liquidation, arrangement or reorganization of any Obligor, any guarantor of any of the Subordinated Debt or any other person or entity, or upon any assignment for the benefit of creditors or any other marshalling of the assets and/or liabilities of any Obligor or any guarantor of any of the Subordinated Debt, any payment, dividend or distribution of any kind (whether in cash, securities or other property) which would otherwise be payable or deliverable with respect to the Subordinated Debt, shall be paid or delivered directly to Bank for application (in the case of cash) to or as collateral (in the case of securities or other property) for the Senior Debt.

                 3.3 If any proceeding described in SUBSECTION 3.2 is commenced, Bank is irrevocably authorized (in its own name or in the name of any Obligor or otherwise), but shall have no obligation, to demand, sue for, collect and receive all such payments, dividends and distributions referred to in subsection 3.2, give acquittances therefor, file claims, proofs of claim and take such other actions (including without limitation, voting the Subordinated Debt) as it may deem necessary or advisable. Bank is granted a power of attorney by each





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                          Obligor with full power of substitution to execute
                          and file such documentation and take any other action Bank may deem advisable to accomplish the foregoing, and to protect Bank's interest in the Subordinated Debt and its right of enforcement thereof. Such power being coupled with an interest is irrevocable.

                 4. LIMITATIONS ON CREDITOR'S RIGHTS. Without the prior written consent of Bank, each Obligor agrees that it will not: (a) institute any court proceedings against any Obligor to collect any Subordinated Debt, or
(b) exercise any right or remedy against any Obligor or its assets.

                 5. PAYMENTS HELD IN TRUST. In the event that any Obligor receives any dividend, distribution or payment referred to in SECTION 3, or receives any payment (of any kind or character) of any Subordinated Debt or security therefor in violation of this Agreement, such Obligor will (a) not credit such payments against the Subordinated Debt, (b) notify Bank immediately thereof, and (c) receive the same in trust for Bank and will immediately pay and deliver the same to Bank in precisely the form received, except for any requisite endorsement or assignment, which such Obligor will make and authorizes Bank or any of its officers or employees to make in the event that such Obligor does not make the same. Bank will apply any such moneys so received by it in reduction of the Senior Debt and will hold any property other than money so received by it as collateral security therefor.

                 6. BANK'S RIGHTS. Without affecting or releasing any obligation or agreement of any Obligor under this Agreement or the subordination provided herein, Bank may at any time or times consent or agree to any of the following with respect to any of the Senior Debt: (a) amend, modify, alter or waive any of the terms thereof or any of the documents executed in connection therewith, (b) renew or extend the time for payment of all or any part thereof, (c) increase or decrease the amount thereof, (d) accept collateral security or guaranties therefor and sell, exchange, fail to perfect, release or otherwise deal with all or any part of any such collateral or guaranties, (e) release any party primarily or secondarily obligated thereon, (f) grant indulgences and take or refrain from taking any action with regard to the collection or enforcement thereof, and (g) take any action which might otherwise constitute a defense to or a discharge of any Obligor. Nothing contained in this Agreement shall impair any right of Bank with respect to any of the Senior Debt or any collateral security or guaranties therefor or the proceeds thereof.

                 7. TERMINATION. This Agreement will continue in full force and effect as long as any Senior Debt remains outstanding, and thereafter, even if there is no longer any Senior Debt remaining unpaid, so long as Bank has any agreement or understanding with Borrower pursuant to which Bank may extend credit to any Obligor. To the extent any payment or payments of any Senior Debt or any Subordinated Debt received by Bank are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver or other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, then this Agreement will be revived and continue in full force and effect. This Agreement may not be terminated except by an instrument in writing signed by the Bank.





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                 8.       RELEASES.  Bank may release any one or more parties
hereto, or the successors or assigns thereof, from any or all obligations hereunder, and such release, or any release by operation of law, shall not release any other party hereto from, nor in any way affect, any of the obligations of any other party under this Agreement, or affect the subordination of any of the Subordinated Debt to the Senior Debt.

                 9. NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be given in the manner set forth in the Loan Agreement.

                 10. DELAY OR OMISSION NOT WAIVER. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No single, partial or full exercise of any rights, remedies, powers and privileges by Bank shall preclude further or other exercise thereof. No course of dealing between Bank and any Obligor shall operate as or be deemed to constitute a waiver of Bank's rights hereunder or affect the duties or obligations of any Obligor.

                 11. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. If any party hereto is a partnership, all provisions of this Agreement applicable to such party shall be binding upon and include not only the partnership but each and all of the partners thereof individually. This Agreement may not be modified except in writing executed by the party against whom enforcement of such modification is sought. The rights granted to Bank hereby shall be in addition to any other rights of Bank under any other subordination agreement, if any, now or hereafter outstanding. All rights and remedies of Bank shall be cumulative.

                 12. GOVERNING LAW. This Agreement shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

                 13. SEVERABILITY. If any provision herein stall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Agreement shall be construed as if the invalid or unenforceable provision had never been a part of it.

                 14. ENTIRE AGREEMENT. This instrument embodies the entire agreement of the parties hereto with respect to the subject matter hereof, and there are no courses of dealing, usages of trade, or other representations, promises, terms or conditions referring to such subject matter, and no inducements or representations leading to the execution hereof other than as mentioned herein.

                 15. PRIOR SUBORDINATION AGREEMENT. This Agreement amends, restates and supersedes the terms of that certain Amended and Restated Subordination Agreement dated April 11, 1997 among the Obligors (other than Viersen) and Bank.





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                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement, intending to be legally bound hereby, effective as of the day and year first above written.

                                       FWA DRILLING COMPANY, INC.


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                               P. Blake Dupuis, Vice President
(CORPORATE SEAL)


                                       INTERNATIONAL PETROLEUM
                                       SERVICE COMPANY


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                               P. Blake Dupuis, Vice President
(CORPORATE SEAL)

                                       TRIAD DRILLING COMPANY


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                               P. Blake Dupuis, Vice President
(CORPORATE SEAL)

                                       UNIVERSAL WELL SERVICES, INC.


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                               P. Blake Dupuis, Vice President
(CORPORATE SEAL)

                                       USC, INCORPORATED


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                               P. Blake Dupuis, Vice President
(CORPORATE SEAL)

                       [SIGNATURES CONTINUED ON NEXT PAGE]





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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                       UTI ENERGY CORP.


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                               P. Blake Dupuis, Vice President
(CORPORATE SEAL)
                                       UTICO, INC.


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                               P. Blake Dupuis, Vice President
(CORPORATE SEAL)
                                       PANTHER DRILLING, INC.,
                                       FORMERLY KNOWN AS
                                       VIERSEN & COCHRAN
                                       DRILLING COMPANY


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                               P. Blake Dupuis, Vice President
(CORPORATE SEAL)

                                       J.S.M. & ASSOCIATES, INC.


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                               P. Blake Dupuis, Vice President

(CORPORATE SEAL)
                                       PETERSON DRILLING COMPANY


                                       By: /s/ P. Blake Dupuis
                                          -------------------------------------
                                               P. Blake Dupuis, Vice President
(CORPORATE SEAL)                       MELLON BANK, N.A.

                                           /s/ Stephen Wilus
                                       ----------------------------------------
                                       By:     Stephen Wilus
                                       Name/Title:    Vice President